Taxes on Income (Summary of Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Allowance for doubtful accounts	$ 163	$ 136
Severance pay	47	64
Vacation pay	95	69
Research and development	1,023	806
Tax loss carry forwards	18,497	14,401
Total gross deferred tax assets	19,825	15,476
Valuation allowance	(19,825)	(15,476)
Net deferred tax assets